UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 1, 2007

SM&A
(Exact name of registrant as specified in its charter)

Delaware	0-23585	33-0080929
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4695 MacArthur Court, 8th Floor, Newport Beach, California	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 975-1550

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 1, 2007, SM&A, a Delaware corporation, issued a press release announcing its results for the fourth quarter and full year ended December 31, 2006.

A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 8.01 Other Events.

On March 1, 2007, SM&A conducted a conference call.  In addition to discussing the quarterly results, the Company indicated its Board, its Chairman and Chief Executive Officer, and President and Chief Operating Officer have been working on a succession plan for some time in light of the expiration of Steven S. Myers’ contract at March 31, 2007.  The Company believes it will have further detail available later in March.  A live audio-only webcast of the presentation was broadcast via the internet and an archived replay of the presentation is available at the SM&A website at www.smawins.com.

Item 9.01 Financial Statements and Exhibits.

Press Release dated March 1, 2007, issued by SM&A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SM&A

March 2, 2007	By:	/s/ Steve D. Handy
Name: Steve D. Handy
Title: SVP, Chief Financial Officer and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated March 1, 2007, issued by SM&A